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                                                                    Exhibit 10.3

                              WIRED VENTURES, INC.

                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                             ADOPTED ON MAY 21, 1996
                APPROVED BY STOCKHOLDERS ON ______________, 1996


1.       PURPOSE.

         (a) The purpose of the 1996 Non-Employee Director Stock Option Plan (the "Plan") is to provide a means by which each director of Wired Ventures, Inc., a Delaware corporation (the "Company"), who is not otherwise at the time of grant an employee of or consultant to the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.       ADMINISTRATION.

         (a) The Plan will be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

         (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan will not exceed in the aggregate one hundred thousand (100,000) shares of the Company's common stock. If any option granted under the Plan for any reason expires or otherwise terminates without having

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been exercised in full, the stock not purchased under such option will again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.       ELIGIBILITY.

         Options will be granted only to Non-Employee Directors of the Company.

5.       NON-DISCRETIONARY GRANTS.

         (a) Upon the effective date of the initial public offering of the Company's common stock (the "IPO Date"), each person who is then a Non-Employee Director automatically will be granted an option to purchase two thousand five hundred (2,500) shares of common stock of the Company on the terms and conditions set forth herein.

         (b) Each person who is, after the IPO Date, elected for the first time to be a Non-Employee Director automatically will, upon the date of his or her initial election to be a Non-Employee Director by the Board or stockholders of the Company, be granted an option to purchase two thousand five hundred (2,500) shares of common stock of the Company on the terms and conditions set forth herein.

         (c) On January 1 of each year, commencing with January 1, 1997, each person who is then a Non-Employee Director will be granted an option to purchase a number of shares of common stock of the Company (rounded to the nearest one hundred (100) shares) equal to the Proration Factor (as defined below) multiplied by two thousand five hundred (2,500) shares of common stock of the Company. The "Proration Factor" shall mean a fraction the numerator of which is the number of calendar days during the preceding calendar year on which such person served as a Non-Employee Director and the denominator of which is three hundred sixty-five (365).

6.       OPTION PROVISIONS.

         Each option will be subject to the following terms and conditions:

         (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate terminates for any reason or for no reason, the option will terminate on the earlier of the Expiration Date or the date three (3) months following the date of termination of all such service; provided, however, that if such termination of service is due to the optionee's death or disability, the option will terminate on the earlier of the Expiration Date and six (6) months following the date of the optionee's death or disability. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate only as to that number of shares as to which it was exercisable as of the date of termination of all such service under the provisions of subparagraph 6(e).

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         (b) The exercise price of each option will be one hundred percent
(100%) of the fair market value of the stock subject to such option on the date such option is granted.

         (c) Payment of the exercise price of each option is due in full in cash upon an exercise when the number of shares being purchased upon such exercise is less than one thousand (1,000) shares, but when the number of shares being purchased upon an exercise is one thousand (1,000) or more shares, the optionee may elect to make payment of the exercise price under one of the following alternatives:

                 (i) Payment of the exercise price per share in cash at the time of exercise; or

                 (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock will be valued at its fair market value on the date preceding the date of exercise; or

                 (iii) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) and 6(c)(ii) above.

         Notwithstanding the foregoing, options may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company either prior to the issuance of shares of the Company's common stock or pursuant to the terms of irrevocable instructions issued by the optionee prior to the issuance of shares of the Company's common stock.

         (d) An option will not be transferable except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b- 3") and will be exercisable during the lifetime of the person to whom the option is granted only by such person (or by his guardian or legal representative) or transferee pursuant to such an order. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, will thereafter be entitled to exercise the option.

         (e) The option will become exercisable in installments over a period of four (4) years from the date of grant; one fourth (1/4) of the shares will vest on the first anniversary of the date of grant and one forty-eighth (1/48) of the shares will vest on the first day of each calendar month thereafter, provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director or employee of or consultant to the Company or any Affiliate of the Company, whereupon such option will become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

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         (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and
(ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, will be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require any optionee to provide such other representations, written assurances or information which the Company will determine is necessary, desirable or appropriate to comply with applicable securities laws as a condition of granting an option to the optionee or permitting the optionee to exercise the option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

         (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

         (h) The Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that any optionee not sell or otherwise transfer or dispose of any shares of common stock or other securities of the Company during such period (not to exceed one hundred eighty
(180) days) following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters.

7.       COVENANTS OF THE COMPANY.

         (a) During the terms of the options granted under the Plan, the Company will keep available at all times the number of shares of stock required to satisfy such options.

         (b) The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking will not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory

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commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company will be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.       USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to options granted under the Plan will constitute general funds of the Company.

9.       MISCELLANEOUS.

         (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

         (b) Nothing in the Plan or in any instrument executed pursuant thereto will confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate in any capacity or will affect any right of the Company, its Board or stockholders or any Affiliate to remove any Non-Employee Director pursuant to the Company's By-Laws and the provisions of the Delaware General Corporation Law (or the applicable laws of the Company's state of incorporation if the Company's state of incorporation should change in the future).

         (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, will have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as will have been reserved for him pursuant to an option granted to him.

         (d) In connection with each option made pursuant to the Plan, it will be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

         (e) As used in this Plan, "fair market value" means, as of any date, the value of the common stock of the Company determined as follows:

                 (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock will be the closing sales price for such stock (or the

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closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                 (ii) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock will be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                 (iii) In the absence of an established market for the common stock, the Fair Market Value will be determined in good faith by the Board.

10.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options. Such adjustments will be made by the Board, the determination of which will be final, binding and conclusive. (The conversion of any convertible securities of the Company will not be treated as a "transaction not involving the receipt of consideration by the Company.")

         (b) In the event of: (i) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; (iii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iv) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then to the extent not prohibited by applicable law, the time during which options outstanding under the Plan may be exercised will be accelerated prior to such event and the options terminated if not exercised after such acceleration and at or prior to such event.

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11.      AMENDMENT OF THE PLAN.

         (a) The Board at any time, and from time to time, may amend the Plan and/or some or all outstanding options granted under the Plan, provided, however, that the Board will not amend the Plan more than once every six (6) months, with respect to the provisions of the Plan which relate to the amount, price and timing of grants, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment will be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                 (i) Increase the number of shares which may be issued under the Plan;

                 (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3); or

                 (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3 or Section 162(m) of the Internal Revenue Code.

         (b) Rights and obligations under any option granted before any amendment of the Plan will not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and
(ii) such person consents in writing.

12.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan will terminate on May 21, 2006. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any option granted while the Plan is in effect will not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

         (c) The Plan will terminate upon the occurrence of any of the events described in Section 10(b) above.

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13.      EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

         (a) The Plan will become effective upon adoption by the Board of Directors, subject to the condition subsequent that the Plan is approved by the stockholders of the Company.

         (b) No option granted under the Plan will be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

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                              WIRED VENTURES, INC.

                            NONSTATUTORY STOCK OPTION
                 (1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN)


___________________________________, Optionee:

         Wired Ventures, Inc., a Delaware corporation (the "Company"), pursuant to its 1996 Non-Employee Director Stock Option Plan (the "Plan") has this day granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's Non-Employee Directors (as defined in the Plan).

         The details of your option are as follows:

         1. The total number of shares of Common Stock subject to this option is _______________________ (_______). Subject to the limitations contained herein, this option will be exercisable in accordance with the Plan.

         2. The exercise price of this option is          ($       ) per share,
being the Fair Market Value of the Common Stock on the date of grant of this option (as defined in the Plan).

         3. (a) This option may be exercised, to the extent specified in the Plan, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to paragraph 6 of the Plan. This option may not be exercised for any number of shares that would require the issuance of anything other than whole shares.

            (b) By exercising this option you agree that the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of the exercise of this option or the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise.

         4. Any notices provided for in this option or the Plan will be given in writing and will be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid,
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addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

         5. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations that may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan will control.

         Dated the ___ day of _____________________ , 19__.

                                             Very truly yours,

                                             WIRED VENTURES, INC.



                                             By: _________________________
                                                 Duly authorized on behalf
                                                 of the Board of Directors



ATTACHMENTS:

1995 Non-Employee Directors' Stock Option Plan

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The undersigned:

         (A) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan;

         (B) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock options plans of the Company, and (ii) the following agreements only:

                 NONE  _______________________________________
                            (Initial)

                 OTHER _______________________________________
                       _______________________________________
                       _______________________________________




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                                       Optionee

                                   _______________________________________
                                       Address

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